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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 13, 2007
                Date of Report (Date of earliest event reported)

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                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             0-23248                36-3918470
(State or other jurisdiction of    (Commission           (I.R.S. Employer
incorporation)                     File Number)         Identification No.)

             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)

                                 (847) 956-8000
              (Registrant's telephone number, including area code)

                             -----------------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   Results of Operations and Financial Condition.

     On July 13, 2007, SigmaTron International, Inc. issued a press release announcing its financial results for the year ended April 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.   Financial Statements and Exhibits.

     (c)     Exhibits

Exhibit No.         Description
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Exhibit 99.1        SigmaTron International, Inc. press release dated July 13,
                    2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SIGMATRON INTERNATIONAL, INC.

Date:  July 13, 2007               By:   /s/ Gary R. Fairhead
                                         ---------------------------------------
                                         Name:  Gary R. Fairhead
                                         Title: President and Chief Executive
                                                Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
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Exhibit 99.1        SigmaTron International, Inc. press release dated July 13,
                    2007.